Exhibit 99.2

                 SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following unaudited pro forma financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. The pro forma balance sheets are presented as if the acquisition by merger of the Target REITs (the "Mergers") occurred as of March 31, 2003 and December 31, 2002, respectively. The pro forma Statements of Operations for the three months ended March 31, 2003 and for the year ended December 31, 2002 are presented as if the Mergers occurred as of January 1, 2003 and January 1, 2002, respectively.

The unaudited pro forma consolidated financial statement data are not necessarily indicative of what the actual financial position or results of operations which would have been obtained had the Mergers been effected as of the date or for the period indicated, nor do they purport to represent the financial position or results of operations as of or for any future period.

                      Consolidated Pro Forma Balance Sheets
                                 March 31, 2003
                                   (Unaudited)

                                              Historical       Historical                         Post Merger
(in thousands)                               (FSP Corp.)   (The Target REITs)    Adjustments       Pro Forma
=============================================================================================================
Assets:

Real estate assets, net                       $ 167,808         $ 282,630       $  14,202(d)       $ 464,640
Assets held for syndication                      23,979                --              --             23,979
Cash and cash equivalents                        26,261            25,404          (1,015)(e)         50,650
Restricted cash                                     442               504              --                946
Tenant rent receivables, net                        283               224              --                507
Step rent receivable, net                         2,607             3,713          (3,713)(j)          2,607
Prepaid expenses                                    710               129              --                839
Deposits on real estate assets                      551                --              --                551
Deferred leasing commissions, net                   659                84              --                743
Provision for favorable leases, net                  --             1,450              --              7,452
Lease origination costs, net                         --             5,439           2,013(d)           1,460
Office computers and equipment, net                 203                --              --                203
------------------------------------------------------------------------------------------------------------

Total assets                                  $ 223,503         $ 319,577       $  11,487          $ 554,567
============================================================================================================

Liabilities and Owners' Capital

Liabilities:
   Notes payable                              $  23,979         $      --       $      --          $  23,979
   Accounts payable and accrued expenses          2,758             4,406              --              6,804
   Accrued compensation                             836                --              --                836
   Tenant security deposits                         442               504              --                946
   Deferred leases                                   --               449              --                449
------------------------------------------------------------------------------------------------------------

     Total liabilities                           28,015             4,999              --             33,014
------------------------------------------------------------------------------------------------------------

Owners' capital:
   Preferred Stock                                   --                --              --                 --
   Common Stock                                       2                --               3(m)               5
   Additional paid in capital                   192,743           333,329          (7,267)(m)        518,805
   Retained earnings (deficit)                    2,743           (18,751)         18,751(k)           2,743
------------------------------------------------------------------------------------------------------------

     Total owners' capital                      195,488           314,578          11,487            551,553
------------------------------------------------------------------------------------------------------------

Total liabilities and owners' capital         $ 223,503         $ 319,577       $  11,487          $ 554,567
============================================================================================================

      See accompanying notes to consolidated pro forma financial statements

                      Consolidated Pro Forma Balance Sheets
                                December 31, 2002
                                   (Unaudited)

                                                    Historical      Historical                       Post Merger
(in thousands)                                     (FSP Corp.)  (The Target REITs)   Adjustments      Pro Forma
================================================================================================================

Assets:

Real estate assets, net                             $ 173,276       $ 284,349       $  14,202(d)       $ 471,827
Cash and cash equivalents                              22,316          24,359          (1,015)(e)         45,660
Restricted cash                                           483             502              --                985
Tenant rent receivables, net                              327             243              --                570
Step rent receivable, net                               3,057           3,199          (3,199)(j)          3,057
Prepaid expenses                                          743             338              --              1,081
Deposits on real estate assets                            841              --              --                841
Deferred leasing commissions, net                         659              82              --                741
Provision for favorable leases, net                        --           1,509              --              1,509
Lease origination costs, net                               --           5,674           2,013(d)           7,687
Office computers and equipment, net                       234              --              --                234
----------------------------------------------------------------------------------------------------------------

Total assets                                        $ 201,936       $ 320,255       $  12,001          $ 534,192
================================================================================================================

Liabilities and Owners' Capital

Liabilities:
   Accounts payable and accrued expenses            $   3,001       $   3,249       $      --          $   6,250
   Accrued compensation                                 1,287              --              --              1,287
   Dividend payable                                        --           7,357              --              7,357
   Tenant security deposits                               483             502              --                985
   Deferred leases                                         --             407              --                407
----------------------------------------------------------------------------------------------------------------

     Total liabilities                                  4,771          11,515              --             16,286
----------------------------------------------------------------------------------------------------------------

Owners' capital:
   Preferred Stock                                         --              --              --                 --
   Common Stock                                             2              --               3(m)               5
   Additional paid in capital                         192,743         333,330         (12,592)(m)        513,481
   Retained earnings (deficit)                          4,420         (24,590)         24,590(k)           4,420
----------------------------------------------------------------------------------------------------------------

     Total owners' capital                            197,165         308,740          12,001            517,906
----------------------------------------------------------------------------------------------------------------

Total liabilities and owners' capital               $ 201,936       $ 320,255       $  12,001          $ 534,192
================================================================================================================

      See accompanying notes to consolidated pro forma financial statements

                 Consolidated Pro Forma Statements of Operations
                                   (Unaudited)

                                                                     For the three months ended
                                                                           March 31, 2003
                                                 -----------------------------------------------------------------
                                                     Historical      Historical                        Post Merger
(in thousands, except per share amounts)            (FSP Corp.)  (The Target REITs)  Adjustments        Pro Forma
==================================================================================================================

Revenue:
   Rental                                             $   5,815      $  11,515      $      --          $   3,233
   Syndication fees                                       3,233             --             --              1,885
   Transaction fees                                       1,885             --             --             17,330
   Sponsored REIT income                                    384             --             --                384
   Interest and other                                       317             --           (104)(f)            213
------------------------------------------------------------------------------------------------------------------

     Total revenue                                       11,634         11,515           (104)            23,045
------------------------------------------------------------------------------------------------------------------

Expenses:
   Selling, general and administrative                    1,398             --             --              1,398
   Commissions                                            1,616             --             --              1,616
   Rental operating expenses                              1,591          2,106           (104)(f)          3,593
   Real estate taxes and insurance                          789          1,591             --              2,380
   Depreciation and amortization                            914          2,051            230(d)           3,195
   Sponsored REIT expenses                                  291             --             --                291
   Interest                                                 331             --             --                331
------------------------------------------------------------------------------------------------------------------

     Total expenses                                       6,930          5,748            126             12,804
------------------------------------------------------------------------------------------------------------------

Income before interest income and                         4,704          5,767            230             10,241
     taxes on income

Interest income                                              49             71             --                120
------------------------------------------------------------------------------------------------------------------

Income before taxes on income                             4,753          5,838            230             10,361

Taxes on income                                             229             --             --               (229)
------------------------------------------------------------------------------------------------------------------

Income from continuing operations                         4,524          5,838            230             20,493

     Income from discontinued operations                     13             --             --                 13
     Gain on sale of real estate from
          discontinued operations                         1,421             --             --              1,421
------------------------------------------------------------------------------------------------------------------

Net income                                            $   5,958      $   5,838      $     230          $  21,927
==================================================================================================================

Weighted average shares outstanding,
     basic and diluted                                   24,630          3,636         21,634             49,630
==================================================================================================================

Net income per share from continuing
     operations, basic and diluted                    $    0.18             --             --          $    0.41
Net income per share from discontinued
     operations, basic and diluted                         0.06             --             --               0.03
------------------------------------------------------------------------------------------------------------------

Net income per share, basic and diluted               $    0.24             --             --          $    0.44
==================================================================================================================

      See accompanying notes to consolidated pro forma financial statements

                 Consolidated Pro Forma Statements of Operations
                                   (Unaudited)

                                                                         For the year ended
                                                                          December 31, 2002
                                                 ----------------------------------------------------------------
                                                     Historical      Historical                       Post Merger
(in thousands, except per share amounts)            (FSP Corp.)  (The Target REITs)  Adjustments       Pro Forma
=================================================================================================================

Revenue:
   Rental income                                       $  27,408      $  40,458     $   4,050(l)       $  71,916
   Syndication fees                                       13,720             --        (7,535)(h)          6,185
   Transaction fees                                       13,091             --        (7,068)(h)          6,023
   Sponsored REIT income                                   1,387             --          (724)(i)            663
   Interest and other income                               1,232            361          (397)(f)          1,047
                                                                                         (160)(g)
                                                                                           11(l)
-----------------------------------------------------------------------------------------------------------------

     Total revenue                                        56,838         40,819       (11,823)            85,834
-----------------------------------------------------------------------------------------------------------------

Expenses:
   Selling, general and administrative                     5,094             --            --              5,094
   Commissions                                             6,824             --            --              6,824
   Shares issued as compensation                             604             --            --                604
                                                                                        1,095(l)
   Rental operating expenses                               6,466          7,173          (397)(f)         14,337
   Real estate taxes and insurance                         3,130          5,322           587(l)           9,039
   Depreciation and amortization                           4,947          7,042           920(d)          13,727
                                                                                          818(l)
   Sponsored REIT expenses                                   868             --          (453)(i)            415
   Interest                                                  894          6,732          (160)(g)            827
                                                                                        (6572)(h)
                                                                                           93(l)
                                                                                         (160)(h)
-----------------------------------------------------------------------------------------------------------------

     Total expenses                                       28,827         26,269        (4,229)            50,867
-----------------------------------------------------------------------------------------------------------------

Income (loss) before taxes and
     dividends to common shareholder                      28,011         14,550        (7,594)            34,967

Taxes on income                                              699             --            --                699
Dividends to common shareholder of Target REITs               --            271          (271)(i)             --
-----------------------------------------------------------------------------------------------------------------
                                                       $  27,312      $  14,279     $  (7,323)         $  34,268
Net income
=================================================================================================================

Weighted average shares outstanding,
     basic and diluted                                    24,606          3,636        21,364(m)          49,606
=================================================================================================================

Basic and diluted net income per share                 $    1.11             --            --          $    0.69
=================================================================================================================

      See accompanying notes to consolidated pro forma financial statements

              NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

                                   (Unaudited)

Organization and Operations

FSP Corp. is a corporation formed under the laws of the State of Maryland. FSP Corp. has two principal sources of revenue: investment banking income consisting of brokerage commissions, property acquisition, loan origination and other fees in connection with the organization and offering of interests in entities organized to own real property; and rental income from real property. The Target REITs' principal source of revenue is rental income from real property.

Basis of Presentation

The following unaudited pro forma financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. The pro forma balance sheets are presented as if the Mergers occurred as of March 31, 2003 and December 31, 2002, respectively. The pro forma Statements of Operations for the three months ended March 31, 2003 and for the year ended December 31, 2002 are presented as if the Mergers occurred as of January 1, 2003 and January 1, 2002, respectively.

The data provided in the "Historical FSP Corp." columns are derived from the information provided in the financial statements of FSP Corp. included in FSP Corp.'s Annual Report on Form 10-K for the year ended December 31, 2002 and FSP Corp.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, each as filed with the Securities and Exchange Commission.

The data provided in the "Historical the Target REITs" columns are derived from the information provided in the financial statements of the Target REITs that are included in Item 7 (a) of this document. Schedules summarizing the balance sheets and Statements of Operations for the Target REITs are located following these pro forma financial statements. Four Target REITs were organized in 2002. These four Target REITs show operations from the date the REIT was organized and will reflect less than twelve months operations in the Consolidated Pro forma Statements of Operations for the Year Ended December 31, 2002. In order to reflect a full year of operations for the four Target REITs an entry was made in the "Adjustments" column in the pro forma Statement of Operations to reflect the operation of the predecessor companies.

The Mergers were treated as purchase of assets and each Target REIT's assets and liabilities were recorded on FSP Corp.'s books at their fair value as of June 1, 2003, the Effective Date of the Mergers.

                                   Assumptions

Certain assumptions regarding the operations of FSP Corp. have been made in connection with the preparation of the pro forma financial information. These assumptions are as follows:

      (a) FSP Corp. and each of the Target REITs have elected to be, and are qualified as, a real estate investment trust for federal income tax purposes. Each entity has met the various income, asset and distribution tests; therefore, no federal income tax liabilities have been incurred on real estate operations.

      (b) FSP Corp. has a subsidiary which is not in the business of real estate operations. That subsidiary has elected to be a taxable real estate investment trust subsidiary ("TRS") as of January 1, 2002 and is subject to federal income taxes at regular tax rates. The taxes on income shown in the pro forma statements of operations are the taxes on income incurred by the "TRS". There are no material items that would cause a deferred tax asset or a deferred tax liability.

      (c) FSP Corp. converted from a partnership into a corporation effective January 1, 2002. FSP Partnership units were converted to corporate shares on a one-to-one basis. This conversion has no effect on the pro forma financial statements.

      (d) At the Effective Date, for each Target REIT, the increase between the appraised value of the property and the historical cost of the property has been allocated to real estate investments and leases, including Lease origination costs. Lease origination costs represent the value associated with acquiring an in-place lease (i.e. the market cost to execute a similar lease, including leasing commission, legal, vacancy and other related costs). The value assigned to buildings approximates their replacement cost; the value assigned to land approximates its appraised value; and the value assigned to leases approximates their fair value. Other assets and liabilities are recorded at their historical costs, which approximates fair value.

The following schedule shows the allocation of the aggregate increase of $16,215,000 between the appraised values of the properties and the historical costs. This increase has been allocated to Lease origination costs in the amount of $2,013,000 and to real estate investments in the amount of $14,202,000. Depreciation and amortization for the Target REITs is based on an allocation of the purchase price to real estate investments and Lease origination costs. The incremental amount of depreciation and amortization expense for the three months ended March 31, 2003 and for the year ended December 31, 2002 amounts to $230,000 and $920,000, respectively.

                                                        Depreciation and Amortization
(dollars in thousands)                                      For the
                                                         Three Months      For the
                                                             Ended        Year Ended
                                                           March 31,     December 31,
               Category            Amount       Life         2003            2002
-------------------------------------------------------------------------------------
Land                              $ 1,079        N/A      $    --         $    --
Buildings and improvements         13,123      27-39          112             446
-------------------------------------------------------------------------------------
     Real estate investments       14,202                     112             446
     Lease origination costs        2,013       4-10          118             474
-------------------------------------------------------------------------------------
   Total                          $16,215                 $   230         $   920
=====================================================================================

      (e) Expenses of the Mergers are estimated at $1,015,000 and are reflected as paid in the period presented and are capitalized to real estate assets.

      (f) Management fees of $104,000 and $397,000 charged by FSP Corp. to the Target REITs have been eliminated from revenue and expenses for the periods ending March 31, 2003 and December 31, 2002, respectively.

      (g) Interest of $160,000 charged by FSP Corp. on loans to the four Target REITs syndicated in 2002 has been eliminated from revenue and expenses. See footnote (h) for additional interest expense incurred during syndications.

      (h) Income and expenses directly related to the syndication in 2002 of the four Target REITs have been eliminated in the pro forma Statement of Operations. A summary of these items is as follows:

Revenue directly related to the syndication of Target REITs in 2002 that is included in FSP Corp.'s financial statements as follows:

                  Transaction fees                            $   7,068,000

                  Syndication fees, gross    $  9,169,000
                  Syndication fees, rebates    (1,634,000)        7,535,000
                                             ------------     -------------

                  Total revenue adjustment                    $  14,603,000
                                                              =============

The Target REITs have accounted for these fees in their financial statements as follows:

                  Interest expense                            $   6,572,000
                  Real estate acquisition costs                     496,000
                                                              -------------
                                                              $   7,068,000

                  Gross syndication fees recorded as an
                     offset to additional paid-in capital     $   9,169,000
                                                              =============

In connection with the syndication of the four Target REITs in 2002, FSP Corp. incurred direct expenses of $160,000 relating to interest expense that is eliminated in the pro forma Statement of Operations.

      (i) After a Sponsored REIT purchases a real estate asset but prior to the syndication of the Sponsored REIT, FSP Corp. consolidates the operations of the Sponsored REIT into FSP Corp.'s Statement of Operations as Sponsored REIT income and Sponsored REIT expenses. Subsequent to the syndication, the Sponsored REIT declares and pays a dividend to FSP Corp. This adjustment eliminates the duplicate earnings and expenses in 2002 attributable to FSP Corp. prior to the syndication of the four Sponsored REITs and offsets the dividends. A summary of the adjustment is shown below:

                  Sponsored REIT income                       $     724,000
                  Sponsored REIT expenses                          (453,000)
                                                              -------------

                  Dividends paid to FSP Corp.                 $     271,000
                                                              =============

      (j) Cumulative unbilled straight-line rents of the Target REITs would be eliminated at acquisition.

      (k) The cumulative deficit of the Target REITs would be eliminated at acquisition.

      (l) Four Target REITs were organized in 2002 and reflect less than twelve months of operations in the "Historical (The Target REITs)" column. The following schedule reflects the unaudited revenues and expenses of the predecessor companies to these four Target REITs and are included in the "Adjustments" column in order to reflect twelve months of operations in the pro forma Statement of Operations. These schedules are also included under the caption "Statement of Predecessor's Operations" in the annual financial statements for each of those four Target REITs, which are located in item (7) of this document.

                         Target REITs Syndicated in 2002
                            Statements of Operations
                                   (unaudited)

                                         Merrywood      Timberlake East     Plaza Ridge       Park Ten        Total
=====================================================================================================================

                                      For the period    For the period    For the period   For the period
                                      Jan. 1, 2002 to   Jan. 1, 2002 to   Jan. 1, 2002 to  Jan. 1, 2002 to
(in thousands)                        April 23, 2002     March 3, 2002     May 22, 2002     June 26, 2002
=====================================================================================================================

Revenue:
  Rental                                  $  833           $  468             $  958           $1,791          $4,050
  Interest and other                           3                2                  6               --              11
---------------------------------------------------------------------------------------------------------------------

     Total revenue                           836              470                964            1,791           4,061
---------------------------------------------------------------------------------------------------------------------

Expenses:
  Rental operating expenses                  219              118                390              368           1,095
  Depreciation and amortization              180               65                304              269             818
  Deal estate taxes and insurance            180               60                107              240             587
  Interest                                    --               93                 --               --              93
---------------------------------------------------------------------------------------------------------------------

     Total expenses                          579              336                801              877           2,593
---------------------------------------------------------------------------------------------------------------------

Net income                                $  257           $  134             $  163           $  914          $1,468
=====================================================================================================================

      (m) Approximately 25 million shares of FSP Common Stock with a par value of $0.0001 will be issued in exchange for the 3,636 outstanding shares of Target Stock in connection with the Mergers.

                           COMPARATIVE PER SHARE DATA

The following tables present on a per share basis:

      (a) Basic and diluted net income (loss), book value, and dividends declared for FSP Corp. and each of the Target REITs on a historical basis.

      (b) Consolidated pro forma basic and diluted net income (loss) per share, book value per share and dividends per share for FSP Corp. This shows the effect of the Mergers from the perspective of an owner of one share of FSP Common Stock.

      (c) Equivalent pro forma basic and diluted net income per share, equivalent pro forma book value per share and equivalent pro forma dividends per share for each of the Target REITs. This shows the effect of the Mergers from the perspective of an owner of one share of preferred stock of a Target REIT. The consolidated pro forma data are multiplied by the number of shares of FSP Common Stock issuable in exchange for each share of Target Stock, as shown in the following table:

                                                  Shares of
                                             FSP Common Stock
                                         issued for each share of
                         Target REIT           Target Stock
                      -------------------------------------------

                      Forest Park                 7299.59
                      Gael                        6975.59
                      Goldentop                   7302.58
                      Centennial                  6905.56
                      Meadow Point                6983.25
                      Timberlake                  6787.12
                      Federal Way                 6779.66
                      Fair Lakes                  6805.36
                      Northwest Point             6779.66
                      Timberlake East             6830.85
                      Merrywood                   6854.51
                      Plaza Ridge                 6822.03
                      Park Ten                    6824.54

The pro forma financial data and equivalent pro forma data are unaudited and are not necessarily indicative of the operating results that would have been achieved had the Mergers occurred as of the beginning of the period and should not be construed as representative of future operations.

FSP Corp. calculates historical book value per share by dividing shareholders' equity by the number of shares of common stock (or preferred stock, in the case of the Target REITs) outstanding at the end of each period.

FSP Corp. calculates consolidated pro forma net income per share data for FSP Corp. as if the merger occurred on January 1, 2003 and January 1, 2002 and resulted in weighted average shares of 49,630,000 and 49,606,000 for the three months ended March 31, 2003 and for the year ended December 31, 2002, respectively.

FSP Corp. calculates consolidated pro forma book value per share data for FSP Corp. as if the Mergers occurred on March 31, 2003 and December 31, 2002 and resulted in an ending number of shares of 49,630,000.

FSP Corp. calculates consolidated pro forma dividends per share by adding the total dividends declared by FSP Corp. plus dividends declared by the Target REITs and dividing this sum by the weighted average shares outstanding as shown in the following table:

                                                       For the
                                                    Three Months      For the
                            Dividends                   Ended        Year Ended
                                                      March 31,     December 31,
                            Declared                    2003            2002
      --------------------------------------------------------------------------

      FSP Corp.                                    $ 7,635,000      $30,527,000
      13 Target REITs                                7,534,000       25,736,000
      --------------------------------------------------------------------------
           Total                                   $15,169,000      $56,263,000
      ==========================================================================

      Weighted average shares outstanding           49,630,000       49,606,000
      ==========================================================================

FSP Corp. calculates equivalent pro forma net income per share for each Target REIT by multiplying the consolidated pro forma net income per share by the number of shares of FSP Common Stock issuable in exchange for each share of stock of the Target REITs (the "Exchange Ratio").

FSP Corp. calculates equivalent pro forma book value per share for each Target REIT by multiplying the consolidated pro forma book value per share by the Exchange Ratio.

FSP Corp. calculates equivalent pro forma dividends per share for each Target REIT by multiplying the consolidated pro forma dividends per share by the Exchange Ratio.

For the purposes of the consolidated pro forma net income per share and book value per share data. FSP Corp.'s historical financial data at and for the three months ended March 31, 2003 and at and for the year ended December 31, 2002 have been consolidated with the Target REITs' financial data for the comparable periods.

                                        At and For the Three Months Ended
                                                 March 31, 2003
                                  ------------------------------------------
                                                    Pro Forma      Pro Forma
                                   Historical     Consolidated    Equivalent
                                  ------------------------------------------
Net income (loss) per share
basic and diluted
FSP Corp.                         $     0.24      $     0.44      $       --

Forest Park                       $    1,449              --      $    3,212
Gael                              $    1,242              --      $    3,069
Goldentop                         $    1,706              --      $    3,213
Centennial                        $    1,728              --      $    3,038
Meadow Point                      $    1,732              --      $    3,073
Timberlake                        $    1,682              --      $    2,986
Federal Way                       $    1,545              --      $    2,983
Fair Lakes                        $    1,717              --      $    2,994
Northwest Point                   $    1,672              --      $    2,983
Timberlake East                   $    1,248              --      $    3,006
Merrywood                         $    1,019              --      $    3,016
Plaza Ridge                       $    1,930              --      $    3,002
Park Ten                          $    1,567              --      $    3,003

Book value per share
FSP Corp.                         $     7.94      $    10.51      $       --

Forest Park                       $   88,718              --      $   76,719
Gael                              $   82,894              --      $   73,313
Goldentop                         $   87,542              --      $   76,750
Centennial                        $   87,063              --      $   72,577
Meadow Point                      $   88,423              --      $   73,394
Timberlake                        $   87,417              --      $   71,333
Federal Way                       $   85,250              --      $   71,254
Fair Lakes                        $   86,296              --      $   71,524
Northwest Point                   $   85,850              --      $   71,254
Timberlake East                   $   85,028              --      $   71,792
Merrywood                         $   84,971              --      $   72,041
Plaza Ridge                       $   88,103              --      $   71,700
Park Ten                          $   86,469              --      $   71,726

Dividends declared per share
FSP Corp.                         $     0.31      $     0.31      $       --

Forest Park                       $    1,885              --      $    2,263
Gael                              $    1,840              --      $    2,162
Goldentop                         $    2,147              --      $    2,264
Centennial                        $    2,165              --      $    2,141
Meadow Point                      $    2,249              --      $    2,165
Timberlake                        $    2,196              --      $    2,104
Federal Way                       $    2,075              --      $    2,102
Fair Lakes                        $    2,129              --      $    2,110
Northwest Point                   $    1,952              --      $    2,102
Timberlake East                   $    2,020              --      $    2,118
Merrywood                         $    1,675              --      $    2,125
Plaza Ridge                       $    2,195              --      $    2,115
Park Ten                          $    2,018              --      $    2,116

                                           At and For the Year Ended
                                               December 31, 2002
                                  -----------------------------------------
                                                   Pro Forma     Pro Forma
                                  Historical     Consolidated    Equivalent
                                  -----------------------------------------
Net income (loss) per share
basic and diluted
FSP Corp.                         $    1.11       $    0.69      $      --

Forest Park                       $   6,244              --      $   5,037
Gael                              $   4,598              --      $   4,813
Goldentop                         $   7,028              --      $   5,039
Centennial                        $   7,146              --      $   4,765
Meadow Point                      $   7,557              --      $   4,818
Timberlake                        $   6,699              --      $   4,683
Federal Way                       $   6,555              --      $   4,678
Fair Lakes                        $   7,038              --      $   4,696
Northwest Point                   $   6,048              --      $   4,678
Timberlake East                   $  (1,264)             --      $   4,713
Merrywood                         $  (3,102)             --      $   4,730
Plaza Ridge                       $  (1,035)             --      $   4,707
Park Ten                          $  (3,309)             --      $   4,709

Book value per share
FSP Corp.                         $    8.01       $   10.44      $      --

Forest Park                       $  87,269              --      $  76,208
Gael                              $  81,656              --      $  72,825
Goldentop                         $  85,836              --      $  76,239
Centennial                        $  85,329              --      $  72,094
Meadow Point                      $  86,691              --      $  72,905
Timberlake                        $  85,734              --      $  70,858
Federal Way                       $  83,700              --      $  70,780
Fair Lakes                        $  84,581              --      $  71,048
Northwest Point                   $  84,174              --      $  70,780
Timberlake East                   $  83,780              --      $  71,314
Merrywood                         $  83,956              --      $  71,561
Plaza Ridge                       $  86,173              --      $  71,222
Park Ten                          $  84,905              --      $  71,248

Dividends declared per share
FSP Corp.                         $    1.24       $    1.13      $      --

Forest Park                       $   7,449              --      $   8,249
Gael                              $   7,167              --      $   7,882
Goldentop                         $   8,346              --      $   8,252
Centennial                        $   8,570              --      $   7,803
Meadow Point                      $   8,276              --      $   7,891
Timberlake                        $   8,099              --      $   7,669
Federal Way                       $   8,135              --      $   7,661
Fair Lakes                        $   8,075              --      $   7,690
Northwest Point                   $   7,903              --      $   7,661
Timberlake East                   $   6,584              --      $   7,719
Merrywood                         $   4,777              --      $   7,746
Plaza Ridge                       $   4,765              --      $   7,709
Park Ten                          $   3,858              --      $   7,712

                                  Target REITs
                            Statements of Operations
                         Five Months Ended May 31, 2003


                                           Forest                                        Meadow                  Federal     Fair
                                            Park        Gael     Goldentop  Centennial    Point    Timberlake      Way       Lakes
                                          ---------   ---------  ---------  ----------  ---------  ----------   ---------  ---------

Revenue
-------
Rental                                    $     228   $   1,086  $     707   $     532  $     919   $   2,162   $     578  $   2,085

Expenses
--------
Rental operating expenses                       133         255         55         145        456         413          32        824
Depreciation and amortization                    59         224        162         130        113         363         181        439
Real estate taxes and insurance                  40         224        146         103        209         438          23        217
Interest                                         --          --         --          --         --          --          --         --
                                          ---------   ---------  ---------   ---------  ---------   ---------   ---------  ---------

Total expenses                                  232         703        363         378        778       1,214         236      1,480
                                          ---------   ---------  ---------   ---------  ---------   ---------   ---------  ---------

Income (loss) before interest income             (4)        383        344         154        141         948         342        605
Interest income                                   3           7          7           6          8          13           7         14
                                          ---------   ---------  ---------   ---------  ---------   ---------   ---------  ---------

Income (loss) before dividends to
     Common shareholers                          (1)        390        351         160        149         961         349        619

Minority interests
Taxes on income
Dividends to common shareholder                  --          --         --          --         --          --          --         --
                                          ---------   ---------  ---------   ---------  ---------   ---------   ---------  ---------

Net Income attributable to
     Preferred shareholders               $      (1)  $     390  $     351   $     160  $     149   $     961   $     349  $     619
                                          =========   =========  =========   =========  =========   =========   =========  =========

Weighted average number of
     preferred shares                          78.0       212.5      231.5       158.0      257.5       515.0       200.0      480.0
                                          =========   =========  =========   =========  =========   =========   =========  =========

Net income per preferred share
                                          $     (13)  $   1,835  $   1,516   $   1,013  $     579   $   1,866   $   1,745  $   1,290
                                          =========   =========  =========   =========  =========   =========   =========  =========

                                                                                                       Total
                                             NW       Timberlake                Plaza      Park      13 Target
                                            Point        East     Merrywood     Ridge      Ten         REITs
                                          ---------   ---------   ---------   ---------  ---------   ---------

Revenue
-------
Rental                                    $   1,690   $   1,129   $   1,072   $   1,612  $   1,406   $  15,206

Expenses
--------
Rental operating expenses                       158         303         295         530        421       4,020
Depreciation and amortization                   354         236         225         357        282       3,125
Real estate taxes and insurance                 595         192         232         155        243       2,817
Interest                                         --          --          --          --         --          --
                                          ---------   ---------   ---------   ---------  ---------   ---------

Total expenses                                1,107         731         752       1,042        946       9,962
                                          ---------   ---------   ---------   ---------  ---------   ---------

Income (loss) before interest income            583         398         320         570        460       5,244
Interest income                                  13           7           5          16         10         116
                                          ---------   ---------   ---------   ---------  ---------   ---------

Income (loss) before dividends to
     Common shareholers                         596         405         325         586        470       5,360

Minority interests                                                                                          --
Taxes on income                                                                                             --
Dividends to common shareholder                  --          --          --          --         --          --
                                          ---------   ---------   ---------   ---------  ---------   ---------

Net Income attributable to
     Preferred shareholders               $     596   $     405   $     325   $     586  $     470   $   5,360
                                          =========   =========   =========   =========  =========   =========

Weighted average number of
     preferred shares                         372.5       250.0       206.0       400.0      275.0       3,636
                                          =========   =========   =========   =========  =========   =========

Net income per preferred share
                                          $   1,600   $   1,620   $   1,578   $   1,465  $   1,709   $   1,474
                                          =========   =========   =========   =========  =========   =========

                                  Target REITs
                            Statements of Operations
                        Three Months Ended March 31, 2003


                                        Forest                                                       Meadow
                                         Park           Gael         Goldentop      Centennial       Point        Timberlake
                                       ---------      ---------      ---------      ----------     ---------      ----------

Revenue
-------
Rental                                 $     222      $     657      $     599      $     465      $     889      $   1,622
Interest                                       2              5              4              4              5              8
                                       ---------      ---------      ---------      ---------      ---------      ---------
Total Revenue                                224            662            603            469            894          1,630
                                       ---------      ---------      ---------      ---------      ---------      ---------

Expenses
--------
Rental operating expenses                     54            142             24             74            257            256
Depreciation and amortization                 35            127             97             78            126            263
Real estate taxes and insurance               22            129             87             44             65            245
Interest                                      --             --             --             --             --             --
                                       ---------      ---------      ---------      ---------      ---------      ---------

Total expenses                               111            398            208            196            448            764
                                       ---------      ---------      ---------      ---------      ---------      ---------

Income (loss) before dividends to
     Common shareholder                      113            264            395            273            446            866

Dividends to common shareholder               --             --             --             --             --             --
                                       ---------      ---------      ---------      ---------      ---------      ---------

Net Income attributable to
     Preferred shareholders            $     113      $     264      $     395      $     273      $     446      $     866
                                       =========      =========      =========      =========      =========      =========

Weighted average number of
     preferred shares                       78.0          212.5          231.5          158.0          257.5          515.0
                                       =========      =========      =========      =========      =========      =========

Net income per preferred share         $   1,449      $   1,242      $   1,706      $   1,728      $   1,732      $   1,682
                                       =========      =========      =========      =========      =========      =========

                                                                                                                            Total
                                      Federal      Fair          NW       Timberlake                 Plaza       Park     13 Target
                                        Way        Lakes        Point        East      Merrywood     Ridge       Ten        REITs
                                     ---------   ---------    ---------    ---------   ---------   ---------   ---------  ---------

Revenue
-------
Rental                               $     437   $   1,585    $   1,288    $     766   $     646   $   1,402   $     937  $  11,515
Interest                                     4           9            8            4           3           9           6         71
                                     ---------   ---------    ---------    ---------   ---------   ---------   ---------  ---------
Total Revenue                              441       1,594        1,296          770         649       1,411         943     11,586
                                     ---------   ---------    ---------    ---------   ---------   ---------   ---------  ---------

Expenses
--------
Rental operating expenses                   10         384          102          181         161         269         192      2,106
Depreciation and amortization              109         263          222          149         138         271         173      2,051
Real estate taxes and insurance             13         123          349          128         140          99         147      1,591
Interest                                    --          --           --           --          --          --          --         --
                                     ---------   ---------    ---------    ---------   ---------   ---------   ---------  ---------

Total expenses                             132         770          673          458         439         639         512      5,748
                                     ---------   ---------    ---------    ---------   ---------   ---------   ---------  ---------

Income (loss) before dividends to
     Common shareholder                    309         824          623          312         210         772         431      5,838

Dividends to common shareholder             --          --           --           --          --          --          --         --
                                     ---------   ---------    ---------    ---------   ---------   ---------   ---------  ---------

Net Income attributable to
     Preferred shareholders          $     309   $     824    $     623    $     312   $     210   $     772   $     431  $   5,838
                                     =========   =========    =========    =========   =========   =========   =========  =========

Weighted average number of
     preferred shares                    200.0       480.0        372.5        250.0       206.0       400.0       275.0      3,636
                                     =========   =========    =========    =========   =========   =========   =========  =========

Net income per preferred share       $   1,545   $   1,717    $   1,672    $   1,248   $   1,019   $   1,930   $   1,567  $   1,606
                                     =========   =========    =========    =========   =========   =========   =========  =========

                                  Target REITs
                            Statements of Operations
                          Year ended December 31, 2002


                                            Forest                                            Meadow                  Federal
                                             Park        Gael       Goldentop  Centennial      Point    Timberlake      Way
                                           ---------   ---------    ---------  ----------    ---------  ----------   ---------

Revenue
-------
Rental                                     $     863   $   2,628    $   2,410   $   1,832    $   3,617   $   6,155   $   1,810
Interest                                          17          23           27          16           30          43          48
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------
Total Revenue                                    880       2,651        2,437       1,848        3,647       6,198       1,858
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------

Expenses
--------
Rental operating expenses                        181         604           89         262          863         896          39
Real estate taxes and insurance                   70         532          332         146          334         804          49
Depreciation and amortization                    142         538          389         311          504       1,048         436
Interest                                          --          --           --          --           --          --          --
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------

Total expenses                                   393       1,674          810         719        1,701       2,748         524
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------

Income (loss) before dividends to
     Common shareholder                          487         977        1,627       1,129        1,946       3,450       1,311

Dividends to common shareholder                   --          --           --          --           --          --          --
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------

Net income (loss) attributable to
     Preferred shareholders                $     487   $     977    $   1,627   $   1,129    $   1,946   $   3,450   $   1,311
                                           =========   =========    =========   =========    =========   =========   =========

Weighted average number of
     preferred shares                           78.0       212.5        231.5       158.0        257.5       515.0       200.0
                                           =========   =========    =========   =========    =========   =========   =========

Net income (loss) per preferred share      $   6,244   $   4,598    $   7,028   $   7,146    $   7,557   $   6,699   $   6,555
                                           =========   =========    =========   =========    =========   =========   =========

                                                                                                                      Total
                                              Fair        NW      Timberlake                 Plaza        Park      13 Target
                                              Lakes      Point       East      Merrywood     Ridge         Ten         REITs
                                            ---------  ---------   ---------   ---------   ---------    ---------   ---------

Revenue
-------
Rental                                      $   6,514  $   5,127   $   2,403   $   1,811   $   3,358    $   1,930   $  40,458
Interest                                           48         40          42          10          27           13         361
                                            ---------  ---------   ---------   ---------   ---------    ---------   ---------
Total Revenue                                   6,562      5,167       2,445       1,821       3,385        1,943      40,819
                                            ---------  ---------   ---------   ---------   ---------    ---------   ---------

Expenses
--------
Rental operating expenses                       1,606        628         531         483         593          398       7,173
Real estate taxes and insurance                   504      1,435         307         365         184          260       5,322
Depreciation and amortization                   1,061        851         451         383         523          405       7,042
Interest                                           13         --       1,457       1,203       2,400        1,659       6,732
                                            ---------  ---------   ---------   ---------   ---------    ---------   ---------

Total expenses                                  3,184      2,914       2,746       2,434       3,700        2,722      26,269
                                            ---------  ---------   ---------   ---------   ---------    ---------   ---------

Income (loss) before dividends to
     Common shareholder                         3,378      2,253        (301)       (613)       (315)        (779)     14,550

Dividends to common shareholder                    --         --          15          26          99          131         271
                                            ---------  ---------   ---------   ---------   ---------    ---------   ---------

Net income (loss) attributable to
     Preferred shareholders                 $   3,378  $   2,253   $    (316)  $    (639)  $    (414)   $    (910)  $  14,279
                                            =========  =========   =========   =========   =========    =========   =========

Weighted average number of
     preferred shares                           480.0      372.5       250.0       206.0       400.0        275.0       3,636
                                            =========  =========   =========   =========   =========    =========   =========

Net income (loss) per preferred share       $   7,038  $   6,048   $  (1,264)  $  (3,102)  $  (1,035)   $  (3,309)  $   4,002
                                            =========  =========   =========   =========   =========    =========   =========

                                  Target REITs
                            Statements of Operations
                          Year ended December 31, 2001


                                            Forest                                            Meadow                  Federal
                                             Park        Gael       Goldentop  Centennial      Point    Timberlake      Way
                                           ---------   ---------    ---------  ----------    ---------  ----------   ---------

Revenue
-------
Rental                                     $     852   $   2,582    $   2,439   $   1,817    $   2,788   $   3,641   $     528
Interest                                          33          46           54          37           37          45           8
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------
Total Revenue                                    885       2,628        2,493       1,854        2,825       3,686         536
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------

Expenses
--------
Rental operating expenses                        175         574           96         237          707         546          43
Real estate taxes and insurance                   63         510          297         137          255         479          16
Depreciation and amortization                    139         538          389         312          398         652         102
Interest                                          --          --           --          --        1,047       2,060       1,166
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------

Total expenses                                   377       1,622          782         686        2,407       3,737       1,327
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------

Income (loss) before dividends to
     Common shareholder                          508       1,006        1,711       1,168          418         (51)       (791)

Dividends to common shareholder                   --          --           --          --           13          90          15
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------

Net income (loss) attributable to
     Preferred shareholders                $     508   $   1,006    $   1,711   $   1,168    $     405   $    (141)  $    (806)
                                           =========   =========    =========   =========    =========   =========   =========

Weighted average number of
     preferred shares                           78.0       212.5        231.5       158.0        257.5       515.0       200.0
                                           =========   =========    =========   =========    =========   =========   =========

Net income (loss) per preferred share      $   6,513   $   4,734    $   7,391   $   7,392    $   1,573   $    (274)  $  (4,030)
                                           =========   =========    =========   =========    =========   =========   =========

                                                                                                                      Total
                                             Fair         NW      Timberlake                 Plaza        Park      13 Target
                                             Lakes       Point       East      Merrywood     Ridge         Ten        REITs
                                           ---------   ---------  ----------   ---------   ---------    ---------   ---------

Revenue
-------
Rental                                     $   1,831   $     351   $      --   $      --   $      --    $      --   $  16,829
Interest                                          13           7          --          --          --           --         280
                                           ---------   ---------   ---------   ---------   ---------    ---------   ---------
Total Revenue                                  1,844         358          --          --          --           --      17,109
                                           ---------   ---------   ---------   ---------   ---------    ---------   ---------

Expenses
--------
Rental operating expenses                        493          89          --          --          --           --       2,960
Real estate taxes and insurance                  148          60          --          --          --           --       1,965
Depreciation and amortization                    264          30          --          --          --           --       2,824
Interest                                       2,941       2,187          --          --          --           --       9,401
                                           ---------   ---------   ---------   ---------   ---------    ---------   ---------

Total expenses                                 3,846       2,366          --          --          --           --      17,150
                                           ---------   ---------   ---------   ---------   ---------    ---------   ---------

Income (loss) before dividends to
     Common shareholder                       (2,002)     (2,008)         --          --          --           --         (41)

Dividends to common shareholder                  111          26          --          --          --           --         255
                                           ---------   ---------   ---------   ---------   ---------    ---------   ---------

Net income (loss) attributable to
     Preferred shareholders                $  (2,113)  $  (2,034)  $      --   $      --   $      --    $      --   $    (296)
                                           =========   =========   =========   =========   =========    =========   =========

Weighted average number of
     preferred shares                          480.0       372.5          --          --          --           --       2,505
                                           =========   =========   =========   =========   =========    =========   =========

Net income (loss) per preferred share      $  (4,402)  $  (5,460)  $      --   $      --   $      --    $      --   $    (118)
                                           =========   =========   =========   =========   =========    =========   =========

                                  Target REITs
                            Statements of Operations
                          Year ended December 31, 2000


                                            Forest                                            Meadow                  Federal
                                             Park        Gael       Goldentop  Centennial      Point    Timberlake      Way
                                           ---------   ---------    ---------  ----------    ---------  ----------   ---------

Revenue
-------
Rental                                     $     660   $   1,033    $     670   $     414    $      --   $      --   $      --
Interest                                          69          28           15           5           --          --          --
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------
Total Revenue                                    729       1,061          685         419           --          --          --
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------

Expenses
--------
Rental operating expenses                        154         282           64          81           --          --          --
Depreciation and amortization                    124         246          113          91           --          --          --
Real estate taxes and insurance                   57         202           81          27           --          --          --
Interest                                          --         792          809         698           --          --          --
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------

Total expenses                                   335       1,522        1,067         897           --          --          --
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------

Income (loss) before dividends to
     Common shareholder                          394        (461)        (382)       (478)          --          --          --

Dividends to common shareholder                   --          --           --          --           --          --          --
                                           ---------   ---------    ---------   ---------    ---------   ---------   ---------

Net income (loss) attributable to
     Preferred shareholders                $     394   $    (461)   $    (382)  $    (478)   $      --   $      --   $      --
                                           =========   =========    =========   =========    =========   =========   =========

Weighted average number of
     preferred shares                           78.0       212.5        231.5       158.0           --          --          --
                                           =========   =========    =========   =========    =========   =========   =========

Net income (loss) per preferred share      $   5,051   $  (2,169)   $  (1,650)  $  (3,025)   $      --   $      --   $      --
                                           =========   =========    =========   =========    =========   =========   =========

                                                                                                                      Total
                                              Fair        NW      Timberlake                 Plaza        Park      13 Target
                                              Lakes      Point       East      Merrywood     Ridge         Ten        REITs
                                            ---------  ---------   ---------   ---------   ---------    ---------   ---------

Revenue
-------
Rental                                      $      --  $      --   $      --   $      --   $      --    $      --   $   2,777
Interest                                           --         --          --          --          --           --         280
                                            ---------  ---------   ---------   ---------   ---------    ---------   ---------
Total Revenue                                      --         --          --          --          --           --       3,057
                                            ---------  ---------   ---------   ---------   ---------    ---------   ---------

Expenses
--------
Rental operating expenses                          --         --          --          --          --           --         581
Depreciation and amortization                      --         --          --          --          --           --         574
Real estate taxes and insurance                    --         --          --          --          --           --         367
Interest                                           --         --          --          --          --           --       2,299
                                            ---------  ---------   ---------   ---------   ---------    ---------   ---------

Total expenses                                     --         --          --          --          --           --       3,821
                                            ---------  ---------   ---------   ---------   ---------    ---------   ---------

Income (loss) before dividends to
     Common shareholder                            --         --          --          --          --           --        (764)

Dividends to common shareholder                    --         --          --          --          --           --          --
                                            ---------  ---------   ---------   ---------   ---------    ---------   ---------

Net income (loss) attributable to
     Preferred shareholders                 $      --  $      --   $      --   $      --   $      --    $      --   $    (764)
                                            =========  =========   =========   =========   =========    =========   =========

Weighted average number of
     preferred shares                              --         --          --          --          --           --         680
                                            =========  =========   =========   =========   =========    =========   =========

Net income (loss) per preferred share       $      --  $      --   $      --   $      --   $      --    $      --   $    (118)
                                            =========  =========   =========   =========   =========    =========   =========

                                  Target REITs
                            Statements of Operations
                          Year ended December 31, 1999


                                     Forest                                          Meadow                  Federal      Fair
                                      Park        Gael      Goldentop  Centennial     Point    Timberlake      Way        Lakes
                                    ---------   ---------   ---------  ----------   ---------  ----------   ---------   ---------

Revenue
-------
Rental                              $     309   $      --   $      --   $      --   $      --   $      --   $      --   $      --
Interest                                   35          --          --          --          --          --          --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Revenue                             344          --          --          --          --          --          --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Expenses
--------
Rental operating expenses                  93          --          --          --          --          --          --          --
Depreciation and amortization              57          --          --          --          --          --          --          --
Real estate taxes and insurance            23          --          --          --          --          --          --          --
Interest                                    2          --          --          --          --          --          --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Total expenses                            175          --          --          --          --          --          --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Income (loss) before dividends to
     Common shareholder                   169          --          --          --          --          --          --          --

Dividends to common shareholder            --          --          --          --          --          --          --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

Net income attributable to
     Preferred shareholders         $     169   $      --   $      --   $      --   $      --   $      --   $      --   $      --
                                    =========   =========   =========   =========   =========   =========   =========   =========

Weighted average number of
     preferred shares                    78.0          --          --          --          --          --          --          --
                                    =========   =========   =========   =========   =========   =========   =========   =========

Net income per preferred share      $   2,167   $      --   $      --   $      --   $      --   $      --   $      --   $      --
                                    =========   =========   =========   =========   =========   =========   =========   =========

                                                                                                  Total
                                       NW      Timberlake                 Plaza       Park      13 Target
                                      Point       East      Merrywood     Ridge        Ten        REITs
                                    ---------  ----------   ---------   ---------   ---------   ---------

Revenue
-------
Rental                              $      --   $      --   $      --   $      --   $      --   $     309
Interest                                   --          --          --          --          --         280
                                    ---------   ---------   ---------   ---------   ---------   ---------
Total Revenue                              --          --          --          --          --         589
                                    ---------   ---------   ---------   ---------   ---------   ---------

Expenses
--------
Rental operating expenses                  --          --          --          --          --          93
Depreciation and amortization              --          --          --          --          --          57
Real estate taxes and insurance            --          --          --          --          --          23
Interest                                   --          --          --          --          --           2
                                    ---------   ---------   ---------   ---------   ---------   ---------

Total expenses                             --          --          --          --          --         175
                                    ---------   ---------   ---------   ---------   ---------   ---------

Income (loss) before dividends to
     Common shareholder                    --          --          --          --          --         414

Dividends to common shareholder            --          --          --          --          --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------

Net income attributable to
     Preferred shareholders         $      --   $      --   $      --   $      --   $      --   $     414
                                    =========   =========   =========   =========   =========   =========

Weighted average number of
     preferred shares                      --          --          --          --          --          78
                                    =========   =========   =========   =========   =========   =========

Net income per preferred share      $      --   $      --   $      --   $      --   $      --   $    (118)
                                    =========   =========   =========   =========   =========   =========

                                 Target REITs
                                Balance Sheets
                                 May 31, 2003


                                            Forest                                            Meadow                 Federal
                                             Park        Gael      Goldentop     Centennial    Point    Timberlake     Way
                                           ---------  ---------    ---------     ----------  ---------  ----------  ---------

Assets:
Land                                       $   1,210  $   3,312    $   4,427     $   1,305   $   2,126   $   2,831  $   2,509
Building                                       5,171     14,789       15,183        12,152      19,625      40,714     13,141
Furniture & Fixtures                              --         --           --            --          --          --         --
                                           ---------  ---------    ---------     ---------   ---------   ---------  ---------
Real Estate Investments, cost                  6,381     18,101       19,610        13,457      21,751      43,545     15,650
     Less Accumulated Depreciation               498      1,546        1,054           844       1,111       2,131        579
                                           ---------  ---------    ---------     ---------   ---------   ---------  ---------
Real Estate Investments, net                   5,883     16,555       18,556        12,613      20,640      41,414     15,071

Cash and equivalents                             261        433          268           385         613       1,495        386
Cash - Funded Reserve                            650        575          850           475         900       1,725      1,050
Restricted Cash                                   --         58           --            13         271           8         --
Tenant rent receivable                            --         --           28            --          --          --         --
Step rent receivable                              --         --           --            --          --          --         --
Prepaid expenses                                   6         50           48            11          16          23          5
Deferred leasing commissions                      47         --           --            --          --          33         --
     Accumulated amortization                    (23)        --           --            --          --          (7)        --
Provision for favorable leases                    --         --           --            --          --          --         --
     Accumulated amortization                     --         --           --            --          --          --         --
Deferred lease origination costs                  --         --           --            --          --          --        461
     Accumulated amortization                     --         --           --            --          --          --       (140)
                                           ---------  ---------    ---------     ---------   ---------   ---------  ---------
                           Total Assets    $   6,824  $  17,671    $  19,750     $  13,497   $  22,440   $  44,691  $  16,833
                                           =========  =========    =========     =========   =========   =========  =========

Liabilities and Stockholders' equity:
Accounts payable and
     accrued expenses                      $     165  $     262    $      25     $     184   $     276   $     700  $     159
Dividends payable                                102        221          317           212         354         749        249
Tenant security deposits                          --         58           --            13         271           8         --
Deferred Rent                                     --         --           --            --          --          --         --
                                           ---------  ---------    ---------     ---------   ---------   ---------  ---------
           Total liabilities                     267        541          342           409         901       1,457        408
                                           ---------  ---------    ---------     ---------   ---------   ---------  ---------

Preferred Stock                                   --         --           --            --          --          --         --
Common Stock                                      --         --           --            --          --          --         --
Additional paid in capital                     7,006     19,435       21,221        14,459      23,624      47,253     18,329
Deficit and distributions in
     excess of earnings                         (449)    (2,305)      (1,813)       (1,371)     (2,085)     (4,019)    (1,904)
                                           ---------  ---------    ---------     ---------   ---------   ---------  ---------
      Total Stockholders' equity               6,557     17,130       19,408        13,088      21,539      43,234     16,425
                                           ---------  ---------    ---------     ---------   ---------   ---------  ---------

Total Liabilities & Stockholers' Equity    $   6,824  $  17,671    $  19,750     $  13,497   $  22,440   $  44,691  $  16,833
                                           =========  =========    =========     =========   =========   =========  =========

                                                                                                                        Total
                                              Fair        NW       Timberlake                 Plaza        Park       13 Target
                                             Lakes       Point        East      Merrywood     Ridge         Ten         REITs
                                           ---------   ---------   ---------    ---------   ---------    ---------    ---------

Assets:
Land                                       $   4,183   $   3,242   $   2,931    $   2,318   $   4,055    $   1,367    $  35,816
Building                                      33,891      26,555      16,525       14,867      25,391       20,509      258,513
Furniture & Fixtures                              --          --          --           --          --           --           --
                                           ---------   ---------   ---------    ---------   ---------    ---------    ---------
Real Estate Investments, cost                 38,074      29,797      19,456       17,185      29,446       21,876      294,329
     Less Accumulated Depreciation             1,491         994         511          608         678          548       12,593
                                           ---------   ---------   ---------    ---------   ---------    ---------    ---------
Real Estate Investments, net                  36,583      28,803      18,945       16,577      28,768       21,328      281,736

Cash and equivalents                           1,105       1,833         622          376       1,376          658        9,811
Cash - Funded Reserve                          1,700       1,500       1,000          500       1,725        1,050       13,700
Restricted Cash                                   --          --          17           77          --           53          497
Tenant rent receivable                           152          --          23           --          30           --          233
Step rent receivable                              --          --          --           --          --           --           --
Prepaid expenses                                 113          35          24           70          24           32          457
Deferred leasing commissions                      --          --          40           --          --           --          120
     Accumulated amortization                     --          --          (8)          --          --           --          (38)
Provision for favorable leases                    --          --          --           --       1,646           --        1,646
     Accumulated amortization                     --          --          --           --        (235)          --         (235)
Deferred lease origination costs               1,486       1,400         705           --       1,737          656        6,445
     Accumulated amortization                   (273)       (241)       (168)          --        (203)        (139)      (1,164)
                                           ---------   ---------   ---------    ---------   ---------    ---------    ---------
                           Total Assets    $  40,866   $  33,330   $  21,200    $  17,600   $  34,868    $  23,638    $ 313,208
                                           =========   =========   =========    =========   =========    =========    =========

Liabilities and Stockholders' equity:
Accounts payable and
     accrued expenses                      $     670   $   2,105   $     338    $     248   $     691    $     321    $   6,144
Dividends payable                                700         454         332          197         740          368        4,995
Tenant security deposits                          --          --          17           77          --           53          497
Deferred Rent                                     --          --          --           --          --           --           --
                                           ---------   ---------   ---------    ---------   ---------    ---------    ---------
           Total liabilities                   1,370       2,559         687          522       1,431          742       11,636
                                           ---------   ---------   ---------    ---------   ---------    ---------    ---------

Preferred Stock                                   --          --          --           --          --           --           --
Common Stock                                      --          --          --           --          --           --           --
Additional paid in capital                    44,045      34,186      22,892       18,892      36,690       25,189      333,221
Deficit and distributions in
     excess of earnings                       (4,549)     (3,415)     (2,379)      (1,814)     (3,253)      (2,293)     (31,649)
                                           ---------   ---------   ---------    ---------   ---------    ---------    ---------
      Total Stockholders' equity              39,496      30,771      20,513       17,078      33,437       22,896      301,572
                                           ---------   ---------   ---------    ---------   ---------    ---------    ---------

Total Liabilities & Stockholers' Equity    $  40,866   $  33,330   $  21,200    $  17,600   $  34,868    $  23,638    $ 313,208
                                           =========   =========   =========    =========   =========    =========    =========

                                  Target REITs
                                 Balance Sheets
                                 March 31, 2003


                                                   Forest                                          Meadow                 Federal
                                                    Park        Gael      Goldentop   Centennial    Point     Timberlake    Way
                                                  ---------   ---------   ---------   ----------  ---------   ----------  ---------

Assets:
Land                                              $   1,210   $   3,312   $   4,427   $   1,305   $   2,126   $   2,831   $   2,509
Building                                              5,171      14,789      15,183      12,152      19,625      40,720      13,141
Furniture & Fixtures                                     --          --          --          --          --          --          --
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
Real Estate Investments, cost                         6,381      18,101      19,610      13,457      21,751      43,551      15,650
     Less Accumulated Depreciation                      476       1,449         990         792       1,027       1,957         523
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
Real Estate Investments, net                          5,905      16,652      18,620      12,665      20,724      41,594      15,127

Cash and equivalents                                    245         512         529         504         858       1,350         552
Cash - Funded Reserve                                   656         574         882         470         896       1,759       1,038
Restricted Cash                                          --          58          --          13         271           8          --
Tenant rent receivable                                    8          --          13         (11)          2          98        (139)
Step rent receivable                                    141          --         299         230         569         489         147
Prepaid expenses                                          4          28          12           9          18           3           1
Deferred leasing commissions                             47          --          --          --          --          33          --
     Accumulated amortization                           (21)         --          --          --          --          (6)         --
Provision for favorable leases                           --          --          --          --          --          --          --
     Accumulated amortization                            --          --          --          --          --          --          --
Deferred lease origination costs                         --          --          --          --          --          --         461
     Accumulated amortization                            --          --          --          --          --          --        (123)
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
                               Total Assets       $   6,985   $  17,824   $  20,355   $  13,880   $  23,338   $  45,328   $  17,064
                                                  =========   =========   =========   =========   =========   =========   =========

Liabilities and Stockholders' equity:
Accounts payable and accrued expenses             $      65   $     134   $      89   $     111   $     298   $     300   $      14
Dividends payable                                        --          --          --          --          --          --          --
Tenant security deposits                                 --          58          --          13         271           8          --
Deferred Rent                                            --          17          --          --          --          --          --
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
             Total liabilities                           65         209          89         124         569         308          14
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------

Preferred Stock                                          --          --          --          --          --          --          --
Common Stock                                             --          --          --          --          --          --          --
Additional paid in capital                            7,115      19,435      21,221      14,459      23,624      47,253      18,329
Deficit and distributions in excess of earnings        (195)     (1,820)       (955)       (703)       (855)     (2,233)     (1,279)
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
        Total Stockholders' equity                    6,920      17,615      20,266      13,756      22,769      45,020      17,050
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------

    Total Liabilities & Stockholers' Equity       $   6,985   $  17,824   $  20,355   $  13,880   $  23,338   $  45,328   $  17,064
                                                  =========   =========   =========   =========   =========   =========   =========
                                                                                                                          Total
                                                   Fair         NW       Timberlake                Plaza      Park      13 Target
                                                   Lakes       Point        East      Merrywood    Ridge       Ten        REITs
                                                 ---------   ---------    ---------   ---------  ---------  ---------   ---------

Assets:
Land                                             $   4,183   $   3,242    $   2,931   $   2,318  $   4,055  $   1,367   $  35,816
Building                                            33,791      26,555       16,550      14,867     25,210     20,509     258,263
Furniture & Fixtures                                    --          --           --          --         --         --          --
                                                 ---------   ---------    ---------   ---------  ---------  ---------   ---------
Real Estate Investments, cost                       37,974      29,797       19,481      17,185     29,265     21,876     294,079
        Less Accumulated Depreciation                1,347         890          448         521        565        464      11,449
                                                 ---------   ---------    ---------   ---------  ---------  ---------   ---------
Real Estate Investments, net                        36,627      28,907       19,033      16,664     28,700     21,412     282,630

Cash and equivalents                                 1,444       1,830          907         482      1,760        789      11,762
Cash - Funded Reserve                                1,801       1,498          778         500      1,729      1,061      13,642
Restricted Cash                                         --          --           17          84         --         53         504
Tenant rent receivable                                  56          --           68           1        126          2         224
Step rent receivable                                   657         418          126          --        524        113       3,713
Prepaid expenses                                         2          16           (7)         22          3         18         129
Deferred leasing commissions                            --          --           38          --         --         --         118
     Accumulated amortization                           --          --           (7)         --         --         --         (34)
Provision for favorable leases                          --          --           --          --      1,646         --       1,646
     Accumulated amortization                           --          --           --          --       (196)        --        (196)
Deferred lease origination costs                     1,486       1,400          705          --      1,737        656       6,445
     Accumulated amortization                         (242)       (212)        (145)         --       (170)      (114)     (1,006)
                                                 ---------   ---------    ---------   ---------  ---------  ---------   ---------
                               Total Assets      $  41,831   $  33,857    $  21,513   $  17,753  $  35,859  $  23,990   $ 319,577
                                                 =========   =========    =========   =========  =========  =========   =========

Liabilities and Stockholders' equity:
Accounts payable and accrued expenses            $     409   $   1,468    $     239   $     143  $     618  $     158   $   4,046
Dividends payable                                       --          --           --          --         --         --          --
Tenant security deposits                                --          --           17          84         --         53         504
Deferred Rent                                           --         410           --          22         --         --         449
                                                 ---------   ---------    ---------   ---------  ---------  ---------   ---------
             Total liabilities                         409       1,878          256         249        618        211       4,999
                                                 ---------   ---------    ---------   ---------  ---------  ---------   ---------

Preferred Stock                                         --          --           --          --         --         --          --
Common Stock                                            --          --           --          --         --         --          --
Additional paid in capital                          44,044      34,186       22,892      18,892     36,690     25,189     333,329
Deficit and distributions in excess of earnings     (2,622)     (2,207)      (1,635)     (1,388)    (1,449)    (1,410)    (18,751)
                                                 ---------   ---------    ---------   ---------  ---------  ---------   ---------
        Total Stockholders' equity                  41,422      31,979       21,257      17,504     35,241     23,779     314,578
                                                 ---------   ---------    ---------   ---------  ---------  ---------   ---------

    Total Liabilities & Stockholers' Equity      $  41,831   $  33,857    $  21,513   $  17,753  $  35,859  $  23,990   $ 319,577
                                                 =========   =========    =========   =========  =========  =========   =========

                                  Target REITs
                                 Balance Sheets
                                December 31, 2002


                                                  Forest                                            Meadow                  Federal
                                                   Park        Gael       Goldentop  Centennial      Point    Timberlake      Way
                                                 ---------   ---------    ---------  ----------    ---------  ----------  ---------

Assets:
Land                                             $   1,210   $   3,312    $   4,427   $   1,305    $   2,126   $   2,831  $   2,509
Building                                             5,171      14,789       15,183      12,152       19,625      40,714     13,141
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------
Real Estate Investments, cost                        6,381      18,101       19,610      13,457       21,751      43,545     15,650
     Less Accumulated Depreciation                     443       1,322          892         714          902       1,696        439
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------
Real Estate Investments, net                         5,938      16,779       18,718      12,743       20,849      41,849     15,211

Cash and equivalents                                   347         399          512         540          771       1,201        558
Cash - Funded Reserve                                  656         574          841         470          896       1,759      1,038
Restricted Cash                                         --          61           --          13          271           8         --
Tenant rent receivable                                                           13          --            5          64         --
Step rent receivable                                   138                      289         210          525         470        142
Prepaid expenses                                         6          41           20           9           22           7          2
Deferred leasing commissions                            47          --           --          --           --          28         --
     Accumulated amortization                          (19)         --           --          --           --          (4)        --
Provision for favorable leases                          --          --           --          --           --          --         --
     Accumulated amortization                           --          --           --          --           --          --         --
Deferred lease origination costs                        --          --           --          --           --          --        461
     Accumulated amortization                           --          --           --          --           --          --        (99)
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------
                                 Total Assets    $   7,113   $  17,854    $  20,393   $  13,985    $  23,339   $  45,382  $  17,313
                                                 =========   =========    =========   =========    =========   =========  =========

Liabilities and Stockholders' equity:
Accounts payable and accrued expenses            $     172   $      85    $      25   $     152    $     183   $      92  $     161
Dividends payable                                      134         356          497         338          562       1,129        412
Tenant security deposits                                --          61           --          13          271           8         --
Deferred Rent                                           --          --           --          --           --          --         --
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------
              Total liabilities                        306         502          522         503        1,016       1,229        573
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------

Preferred Stock                                         --          --           --          --           --          --         --
Common Stock                                            --          --           --          --           --          --         --
Additional paid in capital                           7,115      19,435       21,221      14,459       23,624      47,253     18,329
Deficit and distributions in excess of earnings       (308)     (2,083)      (1,350)       (977)      (1,301)     (3,100)    (1,589)
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------
         Total Stockholders' equity                  6,807      17,352       19,871      13,482       22,323      44,153     16,740
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------

      Total Liabilities & Stockholers' Equity    $   7,113   $  17,854    $  20,393   $  13,985    $  23,339   $  45,382  $  17,313
                                                 =========   =========    =========   =========    =========   =========  =========

                                                                                                                            Total
                                                     Fair         NW      Timberlake                 Plaza       Park     13 Target
                                                     Lakes       Point       East     Merrywood      Ridge       Ten        REITs
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------

Assets:
Land                                               $   4,183   $   3,242  $   2,931   $   2,318    $   4,055   $   1,367  $  35,816
Building                                              33,791      26,555     16,525      14,867       25,210      20,509    258,232
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------
Real Estate Investments, cost                         37,974      29,797     19,456      17,185       29,265      21,876    294,048
        Less Accumulated Depreciation                  1,130         711        334         383          404         329      9,699
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------
Real Estate Investments, net                          36,844      29,086     19,122      16,802       28,861      21,547    284,349

Cash and equivalents                                   1,200       1,492        868         499        1,506         865     10,758
Cash - Funded Reserve                                  1,801       1,498        778         500        1,729       1,061     13,601
Restricted Cash                                           --          --         17          79                       53        502
Tenant rent receivable                                    38          --         73          --           37          13        243
Step rent receivable                                     599         339        108          --          299          80      3,199
Prepaid expenses                                          31          49          4          25          106          16        338
Deferred leasing commissions                              --          --         35          --           --          --        110
     Accumulated amortization                             --          --         (5)         --           --          --        (28)
Provision for favorable leases                            --          --         --          --        1,646          --      1,646
     Accumulated amortization                             --          --         --          --         (137)         --       (137)
Deferred lease origination costs                       1,486       1,400        705          --        1,737         656      6,445
     Accumulated amortization                           (195)       (170)      (112)         --         (119)        (76)      (771)
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------
                                 Total Assets      $  41,804   $  33,694  $  21,593   $  17,905    $  35,665   $  24,215  $ 320,255
                                                   =========   =========  =========   =========    =========   =========  =========

Liabilities and Stockholders' equity:
Accounts payable and accrued expenses              $     250   $   1,216  $     131   $     208    $     324   $     250  $   3,249
Dividends payable                                        955         716        500         323          872         563      7,357
Tenant security deposits                                  --          --         17          79           --          53        502
Deferred Rent                                             --         407         --          --           --          --        407
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------
              Total liabilities                        1,205       2,339        648         610        1,196         866     11,515
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------

Preferred Stock                                           --          --         --          --           --          --         --
Common Stock                                              --          --         --          --           --          --         --
Additional paid in capital                            44,045      34,186     22,892      18,892       36,690      25,189    333,330
Deficit and distributions in excess of earnings       (3,446)     (2,831)    (1,947)     (1,597)      (2,221)     (1,840)   (24,590)
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------
         Total Stockholders' equity                   40,599      31,355     20,945      17,295       34,469      23,349    308,740
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------

      Total Liabilities & Stockholers' Equity      $  41,804   $  33,694  $  21,593   $  17,905    $  35,665   $  24,215  $ 320,255
                                                   =========   =========  =========   =========    =========   =========  =========

                                  Target REITs
                                 Balance Sheets
                                December 31, 2001


                                                  Forest                                            Meadow                  Federal
                                                   Park        Gael       Goldentop  Centennial      Point    Timberlake      Way
                                                 ---------   ---------    ---------  ----------    ---------  ----------  ---------


Assets:
Land                                             $   1,210   $   3,312    $   4,427   $   1,305    $   2,126   $   2,831  $   2,509
Building                                             5,171      14,789       15,183      12,152       19,625      40,714     13,141
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------
Real Estate Investments, cost                        6,381      18,101       19,610      13,457       21,751      43,545     15,650
     Less Accumulated Depreciation                     310         784          503         403          398         652         98
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------
Real Estate Investments, net                         6,071      17,317       19,107      13,054       21,353      42,893     15,552

Cash and equivalents                                   199         429          534         535          607         948        560
Cash - Funded Reserve                                  656         581          852         470          896       1,787      1,038
Restricted Cash                                         --          66           --          13          268           8         --
Tenant rent receivable                                 111          --           --          --            1         149         --
Step rent receivable                                    --          --          193         131          267         185         26
Prepaid expenses                                         5          28           15          19           25          13          1
Deferred leasing costs                                  46          --           --          --           --          --         --
     Accumulated amortization                           (9)         --           --          --           --          --         --
Deferred lease origination costs                        --          --           --          --           --          --        461
     Accumulated amortization                           --          --           --          --           --          --         (4)
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------
                                 Total Assets    $   7,079   $  18,421    $  20,701   $  14,222    $  23,417   $  45,983  $  17,634
                                                 =========   =========    =========   =========    =========   =========  =========

Liabilities and Stockholders' equity:
Accounts payable and accrued expenses            $      35   $      58    $      45   $     173    $     130   $      80  $     173
Dividends payable                                      143         399          480         329          511       1,021        405
Tenant security deposits                                --          66           --          13          268           8         --
Deferred Lease origination costs                        --          --           --          --           --          --         --
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------
              Total liabilities                        178         523          525         515          909       1,109        578
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------

Preferred Stock                                         --          --           --          --           --          --         --
Common Stock                                            --          --           --          --           --          --         --
Additional paid in capital                           7,006      19,435       21,221      14,459       23,624      47,253     18,329
Deficit and distributions in excess of earnings       (105)     (1,537)      (1,045)       (752)      (1,116)     (2,379)    (1,273)
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------
         Total Stockholders' equity                  6,901      17,898       20,176      13,707       22,508      44,874     17,056
                                                 ---------   ---------    ---------   ---------    ---------   ---------  ---------

      Total Liabilities & Stockholers' Equity    $   7,079   $  18,421    $  20,701   $  14,222    $  23,417   $  45,983  $  17,634
                                                 =========   =========    =========   =========    =========   =========  =========

                                                                                                                          Total
                                                   Fair         NW      Timberlake                 Plaza       Park     13 Target
                                                   Lakes       Point       East     Merrywood      Ridge       Ten        REITs
                                                 ---------   ---------  ---------   ---------    ---------   ---------  ---------


Assets:
Land                                             $   4,183   $   3,242  $     --    $     --     $     --    $     --   $  25,145
Building                                            33,791      26,555        --          --           --          --     181,121
                                                 ---------   ---------  --------    --------     --------    --------   ---------
Real Estate Investments, cost                       37,974      29,797        --          --           --          --     206,266
     Less Accumulated Depreciation                     253          28        --          --           --          --       3,429
                                                 ---------   ---------  --------    --------     --------    --------   ---------
Real Estate Investments, net                        37,721      29,769        --          --           --          --     202,837

Cash and equivalents                                 1,050         657        --          --           --          --       5,519
Cash - Funded Reserve                                1,801       1,498        --          --           --          --       9,579
Restricted Cash                                         --          --        --          --           --          --         355
Tenant rent receivable                                  99          --        --          --           --          --         360
Step rent receivable                                   154          --        --          --           --          --         956
Prepaid expenses                                         6          37        --          --           --          --         149
Deferred leasing costs                                  --          --        --          --           --          --          46
     Accumulated amortization                           --          --        --          --           --          --          (9)
Deferred lease origination costs                     1,486       1,400        --          --           --          --       3,347
     Accumulated amortization                          (11)         (2)       --          --           --          --         (17)
                                                 ---------   ---------  --------    --------     --------    --------   ---------
                                 Total Assets    $  42,306   $  33,359  $     --    $     --     $     --    $     --   $ 223,122
                                                 =========   =========  ========    ========     ========    ========   =========

Liabilities and Stockholders' equity:
Accounts payable and accrued expenses            $     285   $     790  $     --    $     --     $     --    $     --   $   1,769
Dividends payable                                      924         132        --          --           --          --       4,344
Tenant security deposits                                --          --        --          --           --          --         355
Deferred Lease origination costs                        --         391        --          --           --          --         391
                                                 ---------   ---------  --------    --------     --------    --------   ---------
              Total liabilities                      1,209       1,313        --          --           --          --       6,859
                                                 ---------   ---------  --------    --------     --------    --------   ---------

Preferred Stock                                         --          --        --          --           --          --          --
Common Stock                                            --          --        --          --           --          --          --
Additional paid in capital                          44,045      34,186        --          --           --          --     229,558
Deficit and distributions in excess of earnings     (2,948)     (2,140)       --          --           --          --     (13,295)
                                                 ---------   ---------  --------    --------     --------    --------   ---------
         Total Stockholders' equity                 41,097      32,046        --          --           --          --     216,263
                                                 ---------   ---------  --------    --------     --------    --------   ---------

      Total Liabilities & Stockholers' Equity    $  42,306   $  33,359  $     --    $     --     $     --    $     --   $ 223,122
                                                 =========   =========  ========    ========     ========    ========   =========

                                  Target REITs
                                 Balance Sheets
                                December 31, 2000


                                                   Forest                                            Meadow                  Federal
                                                    Park        Gael       Goldentop  Centennial      Point    Timberlake      Way
                                                  ---------   ---------    ---------  ----------    ---------  ----------  ---------

Assets:
Land                                              $   1,210   $   3,312    $   4,427   $   1,305    $      --   $      --  $      --
Building                                              4,818      14,789       15,183      12,152           --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------
Real Estate Investments, cost                         6,028      18,101       19,610      13,457           --          --         --
     Less Accumulated Depreciation                      180         246          114          91           --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------
Real Estate Investments, net                          5,848      17,855       19,496      13,366           --          --         --

Cash and equivalents                                    111         901          528         244           --          --         --
Cash - Funded Reserve                                 1,123         616          835         470           --          --         --
Restricted Cash                                          --          --           --          --           --          --         --
Tenant rent receivable                                   76          --           --          --           --          --         --
Step rent receivable                                     --          --           --          --           --          --         --
Prepaid expenses                                          5          28           74           3           --          --         --
Deferred leasing costs                                   46          --           --          --           --          --         --
     Accumulated amortization                            (2)         --           --          --           --          --         --
Deferred lease origination costs                         --          --           --          --           --          --         --
     Accumulated amortization                            --          --           --          --           --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------
                                    Total Assets  $   7,207   $  19,400    $  20,933   $  14,083    $      --   $      --  $      --
                                                  =========   =========    =========   =========    =========   =========  =========

Liabilities and Stockholders' equity:
Accounts payable and accrued expenses             $      85   $     497    $      93   $      88    $      --   $      --  $      --
Dividends payable                                       116         372          474         125           --          --         --
Tenant security deposits                                 --          86           --          13           --          --         --
Deferred Lease origination costs                         --          --           --          --           --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------
               Total liabilities                        201         955          567         226           --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------

Preferred Stock                                       7,006          --           --          --           --          --         --
Common Stock                                             --          --           --          --           --          --         --
Additional paid in capital                               --      19,435       21,221      14,459           --          --         --
Deficit and distributions in excess of earnings          --        (990)        (855)       (602)          --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------
           Total Stockholders' equity                 7,006      18,445       20,366      13,857           --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------

         Total Liabilities & Stockholers' Equity  $   7,207   $  19,400    $  20,933   $  14,083    $      --   $      --  $      --
                                                  =========   =========    =========   =========    =========   =========  =========

                                                                                                                           Total
                                                    Fair         NW      Timberlake                 Plaza       Park     13 Target
                                                    Lakes       Point       East     Merrywood      Ridge       Ten        REITs
                                                  ---------   ---------  ---------   ---------    ---------   ---------  ---------

Assets:
Land                                              $      --   $      --  $      --   $      --    $      --   $      --  $  10,254
Building                                                 --          --         --          --           --          --     46,942
                                                  ---------   ---------  ---------   ---------    ---------   ---------  ---------
Real Estate Investments, cost                            --          --         --          --           --          --     57,196
     Less Accumulated Depreciation                       --          --         --          --           --          --        631
                                                  ---------   ---------  ---------   ---------    ---------   ---------  ---------
Real Estate Investments, net                             --          --         --          --           --          --     56,565

Cash and equivalents                                     --          --         --          --           --          --      1,784
Cash - Funded Reserve                                    --          --         --          --           --          --      3,044
Restricted Cash                                          --          --         --          --           --          --         --
Tenant rent receivable                                   --          --         --          --           --          --         76
Step rent receivable                                     --          --         --          --           --          --         --
Prepaid expenses                                         --          --         --          --           --          --        110
Deferred leasing costs                                   --          --         --          --           --          --         46
     Accumulated amortization                            --          --         --          --           --          --         (2)
Deferred lease origination costs                         --          --         --          --           --          --         --
     Accumulated amortization                            --          --         --          --           --          --         --
                                                  ---------   ---------  ---------   ---------    ---------   ---------  ---------
                                    Total Assets  $      --   $      --  $      --   $      --    $      --   $      --  $  61,623
                                                  =========   =========  =========   =========    =========   =========  =========

Liabilities and Stockholders' equity:
Accounts payable and accrued expenses             $      --   $      --  $      --   $      --    $      --   $      --  $     763
Dividends payable                                        --          --         --          --           --          --      1,087
Tenant security deposits                                 --          --         --          --           --          --         99
Deferred Lease origination costs                         --          --         --          --           --          --         --
                                                  ---------   ---------  ---------   ---------    ---------   ---------  ---------
               Total liabilities                         --          --         --          --           --          --      1,949
                                                  ---------   ---------  ---------   ---------    ---------   ---------  ---------

Preferred Stock                                          --          --         --          --           --          --      7,006
Common Stock                                             --          --         --          --           --          --         --
Additional paid in capital                               --          --         --          --           --          --     55,115
Deficit and distributions in excess of earnings          --          --         --          --           --          --     (2,447)
                                                  ---------   ---------  ---------   ---------    ---------   ---------  ---------
           Total Stockholders' equity                    --          --         --          --           --          --     59,674
                                                  ---------   ---------  ---------   ---------    ---------   ---------  ---------

         Total Liabilities & Stockholers' Equity  $      --   $      --  $      --   $      --    $      --   $      --  $  61,623
                                                  =========   =========  =========   =========    =========   =========  =========

                                  Target REITs
                                 Balance Sheets
                                December 31, 1999


                                                   Forest                                            Meadow                 Federal
                                                    Park        Gael       Goldentop  Centennial      Point    Timberlake     Way
                                                  ---------   ---------    ---------  ----------    ---------  ----------  ---------

Assets:
Land                                              $   1,210   $      --    $      --   $      --    $      --   $      --  $      --
Building                                              4,818          --           --          --           --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------
Real Estate Investments, cost                         6,028          --           --          --           --          --         --
     Less Accumulated Depreciation                       56          --           --          --           --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------
Real Estate Investments, net                          5,972          --           --          --           --          --         --

Cash and equivalents                                     --          --           --          --           --          --         --
Cash - Funded Reserve                                   179          --           --          --           --          --         --
Restricted Cash                                       1,066          --           --          --           --          --         --
Tenant rent receivable                                   --          --           --          --           --          --         --
Step rent receivable                                     23          --           --          --           --          --         --
Prepaid expenses                                         --          --           --          --           --          --         --
Deferred leasing costs                                    1          --           --          --           --          --         --
     Accumulated amortization                            --          --           --          --           --          --         --
Deferred lease origination costs                         --          --           --          --           --          --         --
     Accumulated amortization                            --          --           --          --           --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------
                                    Total Assets  $   7,241   $      --    $      --   $      --    $      --   $      --  $      --
                                                  =========   =========    =========   =========    =========   =========  =========

Liabilities and Stockholders' equity:
Accounts payable and accrued expenses             $      63   $      --    $      --   $      --    $      --   $      --  $      --
Dividends payable                                        --          --           --          --           --          --         --
Tenant security deposits                                 --          --           --          --           --          --         --
Deferred Lease origination costs                         --          --           --          --           --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------
               Total liabilities                         63          --           --          --           --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------

Preferred Stock/Partners Equity                       7,178          --           --          --           --          --         --
                                                         --          --           --          --           --          --         --
                                                         --          --           --          --           --          --         --
                                                         --          --           --          --           --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------
           Total Stockholders' Equity                 7,178          --           --          --           --          --         --
                                                  ---------   ---------    ---------   ---------    ---------   ---------  ---------

         Total Liabilities & Stockholers' Equity  $   7,241   $      --    $      --   $      --    $      --   $      --  $      --
                                                  =========   =========    =========   =========    =========   =========  =========

                                                                                                                            Total
                                                     Fair         NW      Timberlake                 Plaza       Park     13 Target
                                                     Lakes       Point       East     Merrywood      Ridge       Ten        REITs
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------

Assets:
Land                                               $      --   $      --  $      --   $      --    $      --   $      --  $   1,210
Building                                                  --          --         --          --           --          --      4,818
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------
Real Estate Investments, cost                             --          --         --          --           --          --      6,028
     Less Accumulated Depreciation                        --          --         --          --           --          --         56
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------
Real Estate Investments, net                              --          --         --          --           --          --      5,972

Cash and equivalents                                      --          --         --          --           --          --         --
Cash - Funded Reserve                                     --          --         --          --           --          --        179
Restricted Cash                                           --          --         --          --           --          --      1,066
Tenant rent receivable                                    --          --         --          --           --          --         --
Step rent receivable                                      --          --         --          --           --          --         23
Prepaid expenses                                          --          --         --          --           --          --         --
Deferred leasing costs                                    --          --         --          --           --          --          1
     Accumulated amortization                             --          --         --          --           --          --         --
Deferred lease origination costs                          --          --         --          --           --          --         --
     Accumulated amortization                             --          --         --          --           --          --         --
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------
                                    Total Assets   $      --   $      --  $      --   $      --    $      --   $      --  $   7,241
                                                   =========   =========  =========   =========    =========   =========  =========

Liabilities and Stockholders' equity:
Accounts payable and accrued expenses              $      --   $      --  $      --   $      --    $      --   $      --  $      63
Dividends payable                                         --          --         --          --           --          --         --
Tenant security deposits                                  --          --         --          --           --          --         --
Deferred Lease origination costs                          --          --         --          --           --          --         --
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------
               Total liabilities                          --          --         --          --           --          --         63
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------

Preferred Stock/Partners Equity                           --          --         --          --           --          --      7,178
                                                          --          --         --          --           --          --         --
                                                          --          --         --          --           --          --         --
                                                          --          --         --          --           --          --         --
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------
           Total Stockholders' Equity                     --          --         --          --           --          --      7,178
                                                   ---------   ---------  ---------   ---------    ---------   ---------  ---------

         Total Liabilities & Stockholers' Equity   $      --   $      --  $      --   $      --    $      --   $      --  $   7,241
                                                   =========   =========  =========   =========    =========   =========  =========